TECHNIPOWER LLC

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Year ended December 31, 2005 and 2004

TECHNIPOWER LLC

REPORT OF INDEPENDENT AUDITORS

The Members
Technipower LLC

We have audited the accompanying consolidated balance sheets of Technipower LLC as of December 31, 2005 and 2004, and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Technipower LLC as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

Hartford, Connecticut
August 17, 2006

TECHNIPOWER LLC
CONSOLIDATED BALANCE SHEETS
December 31, 2005 and 2004

	2005	2004

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$211,064	$30,527
Accounts receivable, less allowance of $7,000 in 2005 and 2004	682,217	635,014
Inventories	1,310,886	1,254,083
Other current assets	26,945	9,505
Current assets attributable to discontinued operations	—	1,039,709
Total current assets	2,231,112	2,968,838

PROPERTY AND EQUIPMENT:
Machinery and equipment	751,124	708,890
Furniture and fixtures	1,791	1,791
	752,915	710,681
Accumulated depreciation	(667,616)	(634,584)

Property and equipment, net	85,299	76,097

OTHER ASSETS ATTRIBUTABLE TO DISCOUNTINUED OPERATIONS	—	274,839

Total assets	$2,316,411	$3,319,774

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
Note payable to affiliate	$525,000	$980,000
Accounts payable	204,596	186,638
Accrued expenses	335,222	105,322
Current portion of capital lease obligations	13,869	12,828
Current liabilities attributable to discontinued operations	—	548,348
Total current liabilities	1,078,687	1,833,136

CAPITAL LEASE OBLIGATIONS, less current portion	10,089	25,111

Total liabilities	1,088,776	1,858,247

MEMBERS' EQUITY	1,227,635	1,461,527

Total liabilities and members' equity	$2,316,411	$3,319,774

See accompanying notes.

TECHNIPOWER LLC
CONSOLIDATED STATEMENTS OF OPERATIONS
December 31, 2005 and 2004

	2005	2004

NET SALES
	$4,961,778	$4,185,903
OPERATING EXPENSES:
Cost of product sales	2,673,166	2,247,173
Research and development	860,366	473,390
Selling, general and administrative	1,115,347	791,239
	4,648,879	3,511,802
Operating income	312,899	674,101

OTHER EXPENSES
Interest expense, including $60,325 in 2005 and $48,042 in 2004 to an affiliate	62,250	48,425
Other	28,518	2,388

Income from continuing operations	222,131	623,288

Loss from discontinued operations	(616,326)	(527,836)

NET INCOME (LOSS)	$(394,195)	$95,452

See accompanying notes.

TECHNIPOWER LLC
CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY
December 31, 2005 and 2004

BALANCE, December 31, 2003	$1,774,073

Net income	95,452

Distributions	(407,998)

BALANCE, December 31, 2004	1,461,527

Net loss	(394,195)

Distributions	(411,823)

Distribution of the net deficit of CBL Systems, LLC to members	572,126

BALANCE, December 31, 2005	$1,227,635

See accompanying notes.

TECHNIPOWER LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
December 31, 2005 and 2004

	2005	2004
OPERATING ACTIVITIES:
Net (loss) income	$(394,195)	$95,452
Adjustments to reconcile net (loss) income to net cash provided (used) by operating activities:
Loss from discontinued operations	616,326	527,836
Depreciation	33,033	28,199
Compensation expense relating to capital appreciation units	79,178	—
Changes in operating assets and liabilities:
Accounts receivable	(47,203)	(221,947)
Inventories	(56,803)	(292,560)
Other current assets	(17,440)	14,019
Accounts payable and accrued expenses	168,680	92,324

Net cash provided by continuing operations	381,576	243,323
Net cash used by discontinued operations	(134,939)	(699,309)

Net cash provided (used) by operating activities	246,637	(455,986)

INVESTING ACTIVITIES:
Purchase of equipment	(42,235)	(7,839)

Net cash used by continuing operations	(42,235)	(7,839)
Net cash used by discontinued operations	(43,061)	(22,690)

Net cash used by investing activities	(85,296)	(30,529)

FINANCING ACTIVITIES:
Net borrowing under note payable	(455,000)	630,000
Repayment of capital lease obligations	(13,981)	(4,310)
Member equity distributions	(411,823)	(407,998)

Net cash (used) provided by continuing operations	(880,804)	217,692
Net cash provided by discontinued operations	900,000	—

Net cash provided by financing activities	19,196	217,692

Net change in cash and cash equivalents	180,537	(268,823)

Cash and cash equivalents, beginning of year	30,527	299,350

CASH AND CASH EQUIVALENTS, END OF YEAR	$211,064	$30,527

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$66,006	$42,900

See accompanying notes.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 1 - NATURE OF OPERATIONS

Technipower, LLC (the “Company”) was formed in December 2002 as a Delaware limited liability company, combining certain business assets and liabilities of Power Designs Inc. and Integrated Power Systems, LLC. The Company develops and manufactures high reliability, high precision AC-DC and DC-DC power converters in both switching and linear configurations. In January 2005 the Company began developing a high voltage/high power line of embedded power conversion products targeted for commercial and industrial applications. The Company distributes its products internationally primarily to military and industrial organizations and own equipment manufacturers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Technipower LLC and its subsidiary, CBL Systems LLC (“CBL”). On August 1, 2005, the Company distributed its membership interest in CBL to its members and certain other related parties. The results of operations for CBL through August 1, 2005 are reported on a separate line in the accompanying consolidated statements of operations as discontinued operations for 2005 and 2004. Refer to Note 9.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition and Accounts Receivable

The Company recognizes revenue from product sales when it is realized or realizable and earned. The Company considers revenue realized and realizable when it has persuasive evidence of an arrangement, the product has been delivered and is fully functional, the sales price is fixed or determinable and collectibility is reasonably assured. In general, these conditions are met when the product is shipped. Credit is extended based on an evaluation of each customer’s financial condition; collateral is not required. The Company provides an allowance for uncollectible trade receivables, when appropriate, based on aging analysis, specific known troubled accounts and historical collection experience

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities when purchased of three months or less to be cash equivalents. At December 31, 2005 and 2004, there were no cash equivalents.

Inventory

Inventory, which consists of raw materials, completed sub-assemblies and electronic components, is stated at the lower of cost or market on a first-in first-out basis.

Property and Equipment

Property and equipment is carried at cost. Depreciation is charged to expense over the estimated useful lives of the equipment using the straight-line method. In general, the useful life of the Company’s equipment is between 3 and 7 years. When assets are retired or disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is recognized for the period.

At December 31, 2005, the Company had equipment with a net carrying value of $32,480 that were under capital lease agreements. Amortization expense for this equipment is included in depreciation expense.

Advertising

The Company expenses advertising costs as incurred. Advertising expenses for the years ended December 31, 2005 and 2004 were $5,132 and $10,639, respectively.

Shipping and Handling Costs

Shipping and handling costs are included in cost of product sales. Shipping and handling costs of freight and delivery fees, were $26,271 and $31,959 for the years ended December 31, 2005 and 2004, respectively.

Income Taxes

The Company is organized as a limited liability company. The Internal Revenue Service and the State of Connecticut treat the Company as a partnership for income tax purposes, therefore, the Company is not subject to federal and state income taxes as such taxes are the responsibility of its members.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capital Appreciation Units

The Company accounts for employee capital appreciation units (“CAU”) and warrants issued to members of the Company’s Board of Managers using the intrinsic value method of accounting in accordance with APB Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”), and as permitted by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”). Accordingly, compensation cost for capital appreciation units and warrants is measured as the excess, if any, of the estimated fair market value of the Company’s membership units at the date of the grant over the amount the employee or board member must pay to acquire the shares or in the case of CAUs, the target amount. The compensation cost is recognized over the vesting period.

Had compensation cost for these equity instruments been determined based on the fair value at the grant dates consistent with the methodology of SFAS 123, net income (loss) would have been as follows for the years ended December 31, 2005 and 2004:

	2005	2004

Net income (loss) as reported	$(315,017)	$95,452

Pro forma net income (loss)	$(325,517)	$75,952

Fair value for these equity instruments was estimated at the date of grant utilizing the minimum value pricing model with the following weighted average assumptions:

	2005	2004

Risk-free interest rate	4.52%	3.73%
Expected life of options	10 years	10 years
Expected dividend rate	None	None
Expected volatility	None	None

In December 2004, the FASB issued Statement No. 123-R, “Share Based Payment” (“SFAS 123-R”). SFAS 123-R revises SFAS 123 and superseded APB 25 and its related guidance. Generally the approach to accounting for equity based payments in SFAS 123-R is similar to the approach described in SFAS 123; however; SFAS 123-R requires all share based payments to employees, including grants of employee equity options, to be recognized in the financial statements based on their fair values (pro forma disclosure is no longer an alternative to financial statement recognition). The Company adopted SFAS 123-R on January 1, 2006.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As permitted by SFAS 123, the Company currently accounts for equity-based payments to employees and board members using APB No. 25’s intrinsic value method and, as such, generally no compensation cost is recognized. The adoption of SFAS 123-R’s fair value method will have an impact on future results of operations and financial position. The Company cannot estimate what those amounts will be in the future because they depend on, among other things, future issuance of equity instruments.

Research and Development Costs

Research and development costs are generally expensed as incurred. Research and development costs include approximately $592,300 of expenses related to the development and marketing of a new line of high voltage/high power embedded power conversion products.

NOTE 3 - INVENTORIES

Inventories at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Raw materials	$1,380,149	$1,342,776
Work-in-process	445,752	395,673
Finished goods	36,241	66,890
Allowance for slow moving and obsolete inventories	(551,256)	(551,256)

	$1,310,886	$1,254,083

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Leases

The Company leases certain equipment under capital leases with third parties, which include a security interest in the property maintained by the lessors.  In addition, the Company leases its premises in Danbury, Connecticut under an operating lease which expires in July 2012. The lease requires the lessor to furnish certain improvements to the demised premises and provides for escalations for real estate taxes and operating expenses.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 4 - COMMITMENTS AND CONTINGENCIES (Continued)

Future minimum lease payments lease at December 31, 2005 follow:

	Operating Lease	Capital Leases

2006	$97,500	$15,548
2007	97,500	10,875
2008	97,500	—
2009	97,500	—
2010	97,500	—
Thereafter	150,313	—

	$637,813	26,423
Interest		(2,465)

		$23,958

Rent expense for the years ended December 31, 2005 and 2004 was $105,403 and $106,475, respectively.

Other Assets

During 2003 the Company and its subsidiary became party to litigation relating to a $129,917 term note payable to a legal firm that had rendered services to the Company in 2003 in connection with the acquisition of its CBL membership interest. Pending settlement of mutual disputes over services rendered and payment default under the term note, the Company placed $225,000 in escrow in November 2003. This escrow deposit is included in other assets attributable to discontinued operations at December 31, 2004 and at August 1, 2005 when the CBL membership interest was distributed to the Company’s members. Refer to Note 9.

Employment Agreements

The Company has an employment arrangement with a company (the “Management Company”) that provides senior operating and financial management services. The Management Company has a minority membership interest in the Company and its principals hold membership equity share options of the Company issued in accordance with the Company’s operating agreement. The employment arrangement has no definite term and provides for a minimum annual compensation of $300,000 in 2005 and 2004. Final compensation expense for any year is approved by the Company’s Board of Managers. Total compensation expense under the employment arrangement was $384,667 and 328,150 for 2005 and 2004, respectively.

The Company has employment agreements with other key employees made in the normal course of business. Such agreements are generally on an “at will” basis.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 5 - RELATED PARTY TRANSACTIONS

Notes Payable

The Company has a revolving note payable from an affiliate (the “Affiliate Note”) which provides for maximum borrowings of $1,000,000 through December 31, 2005 and bears interest at 12% per annum. Borrowings under the Affiliate Note were $525,000 and $980,000 at December 31, 2005 and 2004, respectively. Substantially all assets have been pledged as security for the Affiliate Note. The Affiliate Note was subsequently paid in full on May 4, 2006 (see Note 10).

CBL has a note payable of $129,917 from a law firm, which bears interest at 10% per annum and is due on demand. The note payable and related accrued interest is classified with current liabilities attributable to discontinued operations at December 31, 2004. At the time of the distribution of the CBL membership interest on August 1, 2005, the total amount outstanding related to the note payable was $138,637, including $8,720 of accrued interest.

On January 18, 2005 CBL executed a promissory note payable to an affiliate in the amount of $1,000,000. The note bears interest at 12% per annum, is secured by all of CBL’s assets and matures on January 31, 2008. At the time of the distribution of the CBL membership interest on August 1, 2005, amounts borrowed under the loan totaled $900,000.

NOTE 6 - CONCENTRATION RISKS

Credit Risk

The Company maintains its cash and cash equivalents in accounts that may exceed Federal Deposit Insurance Corporation (FDIC) insured limits from time to time. The Company minimizes its risk by selecting financial institutions considered to be highly credit worthy.

At December 31, 2005, approximately 82% of accounts receivable was due from five customers. At December 31, 2004, approximately 84% of accounts receivable was due from four customers. The Company generally does not require collateral. The Company performs ongoing evaluations of customer accounts to minimize credit risk.

Customers

The Company’s customer base consists primarily of military and industrial organizations and own equipment manufacturers. During the years ended December 31, 2005 and 2004, approximately 83% and 72% respectively, of the Company’s revenue was earned from ten customers. Two customers each represented in excess of 10% of annual revenue.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 7 - MEMBERS’ EQUITY

Membership Units

The Company has authorized membership units of 50,000,000 regular units and 40,000,000 preferred units. There were 6,025,000 regular units issued and outstanding at December 31, 2005 and 2004. There are no issued and outstanding preferred units.

Capital Appreciation Units

In November 2003 the Board of Managers of the Company adopted the Designation Certificate and Capital Appreciation Unit Plan (“the Plan”). The Plan enabled the Company to make incentive-based compensation awards to its employees, officers, directors and consultants. An aggregate of 10,000,000 units were authorized for issuance under the Plan. The Plan requires that the threshold price of an award be set according to the aggregate market value of the Company as of the valuation date, valuing the Company as a closely held business in which units are not freely tradable. Holders of capital appreciation units are entitled to an interest in the capital of the Company, but have no interest in the profits or losses of the Company, except for those profits and net cash flow resulting from a capital transaction, subject to the applicable threshold. The Company recognizes compensation expense when the estimated capital value per unit exceeds the applicable threshold. Such expense is recorded over the vesting period. Compensation expense relating to capital appreciation units totaled $79,178 in 2005. There was no compensation expense related to capital appreciation units in 2004.

Additional information with respect to the Plan’s activity is as follows:

	Number of Units	Weighted Average Threshold Price

Outstanding at January 1, 2004	0	$—
Granted	317,026	0.42

Outstanding at December 31, 2004	317,026	0.42
Granted	250,000	0.84

Outstanding at December 31, 2005	567,026	$0.60

Units vested at December 31, 2004	150,360	$0.42

Units vested at December 31, 2005	296,193	$0.42

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 7 - MEMBERS’ EQUITY (Continued)

The following tables summarize information about units outstanding and vested at December 31, 2005:

Threshold Prices	Number of Units Outstanding	Number of Units Vested
$0.42	442,026	296,193
1.25	125,000	—

Warrants

The Company has granted membership warrants to certain recipients that serve as lenders to the Company and/or are on the Company’s Board of Managers. These warrants were not issued pursuant to the Designation Certificate and Capital Appreciation Unit Plan. The Company issued 250,000 and 150,000 warrants to members of the Board of Managers in 2005 and 2004, respectively. Outstanding warrants (all of which are exercisable) at December 31, 2005 follow:

Exercise Price	Number of Shares	Expiration Date
$0.42	250,000	December 2014
0.42	150,000	December 2013
0.42	1,235,855	July 2013
0.42	150,000	December 2012

	1,785,855

NOTE 8 - EMPLOYEE BENEFIT PLAN

The Company has a defined contribution benefit plan covering substantially all employees. The plan is intended to comply with Section 401(k) of the Internal Revenue Code. Each year eligible participants may elect to make salary reduction contributions on their behalf up to a maximum of the lesser of 100% of pre-tax compensation or the annual maximum established by the Internal Revenue Service. Participants may also make voluntary after-tax contributions to the plan. The Company does not make contributions to the plan but does pay certain expenses of the plan which are not material.

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 9 - DISCONTINUED OPERATIONS

In 2005, the Company’s Member Board agreed to distribute its investment in membership units of CBL to the Company’s members and certain warrant holders. The Company recorded the distribution at the historical carrying amounts of CBL’s assets and liabilities as of August 1, 2005, the effective date. As such, there was no gain or loss recorded as a result of the distribution. On the effective date, CBL’s liabilities were in excess of its assets by $572,126 which is recorded as a member contribution in the accompanying 2005 consolidated statement of changes in members’ equity. Management has classified CBL as a discontinued operation for all periods reported in the accompanying financial statements.

CBL had revenues of approximately $540,000 for the period from January 1, 2005 through August 1, 2005 and $1,203,000 for the year ended December 31, 2004.

CBL’s assets and liabilities as of August 1, 2005 and December 31, 2004 follow:

	August 1, 2005	December 31, 2004

Current assets
Cash	$64,641	$665,252
Accounts receivable	126,598	27,445
Inventory	272,999	341,147
Prepaid expenses	14,794	5,865
	479,032	1,039,709
Other assets
Equipment, net	76,831	47,659
Other	229,394	227,180
	306,225	274,839
Total assets	785,257	1,314,548

Current liabilities
Accounts payable	(201,737)	(386,603)
Accrued expenses	(125,729)	(31,828)
Note payable to affiliate	(900,000)	—
Note payable	(129,917)	(129,917)
	(1,357,383)	(548,348)

Net assets (deficit)	$(572,126)	$766,200

TECHNIPOWER LLC
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 and 2004

NOTE 10 - SUBSEQUENT EVENTS

Revolving Note Payable

On May 4, 2006 the Company entered into a revolving note payable agreement (the “Note”) with a bank. Under the provisions of the Note, the Company can borrow up to $1,500,000 based on a collateral formula inclusive of accounts receivable and certain classes of inventory. The Note bears interest at the prime rate, requires no principal amortization, and has a maturity date of June 1, 2007. The Company used proceeds from the Note of $607,766 to pay the Affiliate Note and related interest of $32,766.

Sale of Membership Interests

On August 17, 2006, Solomon Technologies, Inc. (Solomon) acquired all of the Company’s outstanding membership units. Certain warrant holders and members of the Company’s Board of Managers are shareholders of Solomon.